UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) May 7, 2010
United Western Bancorp, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Colorado
(State or Other Jurisdiction of Incorporation)

0-21231	84-1233716
(Commission File Number)	(IRS Employer Identification No.)

700 Seventeenth Street, Suite 2100 Denver, Colorado	80202
(Address of Principal Executive Offices)	(Zip Code)

(303) 595-9898
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01        ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On May 7, 2010, United Western Bank® (the “Bank”), a subsidiary of United Western Bancorp, Inc., entered into a Second Amendment to Amended and Restated Subaccounting Agreement, (the “Amendment”) which amends that certain Amended and Restated Subaccounting Agreement dated as of June 27, 2009, as amended by the First Amendment to Amended and Restated Subaccounting Agreement dated February 24, 2010 (collectively, the “Agreement”), with Equity Trust Company (“ETC”), Equity Administrative Services, Inc. (“EAS”) and Sterling Administrative Services, LLC (“SAS”) (ETC, EAS and SAS collectively, the “Companies”).  The Amendment revises the Agreement to, among other things: (i) reduce the maximum amount of the Companies’ aggregate balances that can be maintained at the Bank from $1 billion to $700 million; and (ii) provides that the Companies have the unilateral right to participate out up to $150 million of funds deposited in their account maintained at the Bank without the Bank’s consent to any depository institution that ETC may select, subject to certain restrictions mentioned in the Amendment.

On May 4, 2010, the Companies withdrew $350 million dollars from their account at the Bank and deposited such funds with another financial institution.  The rights and obligations of the parties under the third-to-last and second-to-last sentences of the second paragraph in Section 10 of the Agreement shall not apply to these funds that were withdrawn from the Companies’ account at the Bank.  In consideration for the Companies’ agreeing to the terms of the Amendment, the Bank agreed to pay a $1.2 million restructuring fee to ETC.

The foregoing description of the Amendment is only a summary and is qualified in its entirety by reference to the full text of the Amendment, which is attached hereto as Exhibit 10.1 and is hereby incorporated by reference into this Item 1.01.

ITEM 9.01        FINANCIAL STATEMENTS AND EXHIBITS

(a)  Exhibits.

10.1
Second Amendment to Amended and Restated Subaccounting Agreement entered into as of May 7, 2010 between United Western Bank®, Equity Trust Company, Equity Administrative Services, Inc., and Sterling Administrative Services, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UNITED WESTERN BANCORP, INC.

Dated: May 10, 2010	By: /s/ Michael J. McCloskey
Name: Michael J. McCloskey
Title: Executive Vice President and Chief Operating Officer

EXHIBIT INDEX

10.1
Second Amendment to Amended and Restated Subaccounting Agreement entered into as of May 7, 2010 between United Western Bank®, Equity Trust Company, Equity Administrative Services, Inc., and Sterling Administrative Services, LLC.